Exhibit 10.10







                 CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                           EXCESS BENEFIT PLAN

         (As Amended And Restated Effective As Of April 1, 1995)

















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                 CENTRAL ILLINOIS PUBLIC SERVICE COMPANY
                           EXCESS BENEFIT PLAN
     (As Amended And Restated Effective As Of April 1, 1995)

          The Central Illinois Public Service Company Excess Benefit Plan (the "Excess Benefit Plan") is an equalization benefit plan established by Central Illinois Public Service Company (the "Company") effective as of January 1, 1984, for eligible participants in the Central Illinois Public Service Company Retirement Income Plan, as amended from time to time (the "Basic Plan"). The terms and conditions of the Excess Benefit Plan, as amended and restated effective as of April 1, 1995, are hereinafter set forth.
          The Excess Benefit Plan is separate from the Basic Plan. It is not a qualified plan for purposes of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Excess Benefit Plan is to restore benefit payments which would be paid under the Basic Plan except for limitations imposed by Sections 401(a)(17) and 415 of the Code.
          For purposes of the Excess Benefit Plan, reference to a "participant in the Basic Plan" shall include a Participant or the Eligible Spouse of a Participant, as such terms are defined in the Basic Plan, and reference to an "Eligible Spouse" shall mean an Eligible Spouse as defined in the applicable provisions of the Basic Plan.
          For purposes of the Excess Benefit Plan, the term "Employer" shall mean the Company and any affiliate that is an

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Employer under the Basic Plan.

                                  ARTICLE I
                              Restored Benefits
          Subject to the provisions of Article II hereof, a participant in the Basic Plan who is entitled to a reduced benefit under the Basic Plan on account of either or both of the limitations of Section 401(a)(17) or Section 415 of the Code shall be entitled to a monthly benefit under the Excess Benefit Plan in the amount of the excess, if any, of (a) over (b), where:
          (a) equals the amount of monthly benefit which would have been paid to such participant under the Basic Plan if benefit payments under the Basic Plan were made without regard to the limitations imposed by Sections 401(a)(17) and 415 of the Code, and
          (b) equals the amount of monthly benefit which is paid to such participant under the Basic Plan.
                             ARTICLE II
                         General Provisions
     A. Reference to the Basic Plan - The Basic Plan, whenever referred to in the Excess Benefit Plan, shall mean, unless otherwise specifically provided, the Basic Plan as in effect as of the date a determination of benefits is made under the Excess Benefit Plan.
     B.   Payment of Benefits -
          1.   In General - Except as provided in paragraph 4 of

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this Article II.B., benefits payable under the Excess Benefit Plan shall be paid in the same manner and form and shall be subject to the same options, conditions, privileges, limitations and
restrictions (other than those contained in the Basic Plan
relating to the limitations of Sections 401(a)(17) and 415 of the
Code) as are applicable to the benefits payable to the participant under the Basic Plan.
          2.   Time of Payment - Except as provided in paragraph 4
of this Article II.B., the benefits under the Excess Benefit Plan shall become payable when a participant begins to receive payments under the Basic Plan and shall be paid at the same time as under the Basic Plan.
          3.    Withholding - Notwithstanding any provision of the
Excess Benefit Plan to the contrary, amounts payable under the
Excess Benefit Plan shall be reduced to the extent of amounts required to be withheld by the Employer under federal, state, or local law.
          4.    Lump Sum Payment -
     (a)  Notwithstanding any other provision of the Excess
Benefit Plan to the contrary, in the event a "Change in Control"
(as defined below) occurs, (i) the benefits payable under the
Excess Benefit Plan:
          (A)  to any participant in the Basic Plan receiving
     benefits under the Excess Benefit Plan as of the date of the occurrence of the Change in Control,
          (B)  to or in respect of a participant in the Basic Plan
     who had terminated employment with the Company and its
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     affiliates prior to the occurrence of the Change in Control under circumstances such that the participant or his
     Eligible Spouse is entitled to a benefit under Article I of the Excess Benefit Plan which at the time of the Change in
     Control has not begun to be paid, and
          (C)  to any participant in the Basic Plan who within the
     two year period beginning on the date of the occurrence of the Change in Control terminates employment with the Company and its affiliates for reasons other than death,
shall, in each case, be paid by the Employer in a lump sum in the amount equal to the actuarially determined present value of the benefits (or remaining benefits in the case of a participant receiving benefits under the Excess Benefit Plan as of the date of the occurrence of the Change in Control) payable to or in respect of the participant under the Excess Benefit Plan (including
survivor benefits, if applicable), and (ii) the benefits payable under the Excess Benefit Plan to an Eligible Spouse upon the death of a participant in the Basic Plan who terminates employment with the Company and its affiliates within the two year period
beginning on the date of the occurrence of the Change in Control by reason of death shall be paid by the Employer in a lump sum in an amount equal to the actuarially determined present value of the benefits payable to the Eligible Spouse under the Excess Benefit
Plan.  In addition, in the event any payment to a participant in the Basic Plan by the Employer pursuant to the terms of this paragraph 4 of the Excess Benefit Plan and the terms of any
similar provision of the Central Illinois Public Service Company
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Special Executive Retirement Plan (individually and collectively a
"Payment") would be subject to the excise tax imposed by Section
4999 of the Code (or any successor provision thereto) by reason of being considered "contingent on a change in ownership or control"
of the Company or of its parent, CIPSCO Incorporated ("CIPSCO ), within the meaning of Section 28OG of the Code (or any successor provision thereto), or to any similar tax imposed by state or local law, or any interest or penalties with respect to such taxes
(such taxes, together with any such interest and penalties, being hereafter collectively referred to as the "Excise Tax"), then the participant shall be entitled to receive an additional payment (a
"Gross-Up Payment") under this paragraph 4 of the Excess Benefit
Plan to the extent such additional payment is not otherwise made
(or included in any payment otherwise made) to the participant under any employment agreement or other agreement, policy, plan, program or arrangement of the Company or any affiliate thereof.
The Gross-Up Payment shall be in an amount such that, after
payment by the participant of all taxes (including any interest or penalties imposed with respect to such taxes), including the
Excise Tax imposed on the Gross-Up Payment, the participant
retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon the Payment.  Upon the foregoing payments, no further benefits shall be payable under the Excess Benefit Plan to such participant (or upon his death to his Eligible Spouse) or to such
Eligible Spouse.  Payments under this paragraph 4 to or in respect of a participant in the Basic Plan shall be made within [30] days
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after the date on which the Change in Control occurs or, if later, the date the participant terminates employment with the Company and its affiliates.  In the event an individual entitled to
payment under this paragraph 4 dies after the later of such dates but prior to payment, the payments under this paragraph 4 shall be made to the individuals surviving spouse, if any, or to the
executor or administrator of the individuals estate in the event the individual does not have a surviving spouse.
     (b)  The amount of lump sum payment and additional payment under this paragraph 4 shall be determined by the Committee, but subject to approval by the Compensation Committee of the Board of
Directors of the Company, using, in the case of the lump sum payment, the applicable mortality table and the applicable
interest rate provided under Section 417(e)(3)(A) of the Code, or any successor provision thereto, and the regulations, rulings and announcements issued thereunder.
     (c)  For purposes of the Excess Benefit Plan, "Change in
Control" shall mean the occurrence of any of the following events:
               (1)  CIPSCO is merged, consolidated or reorganized
into or with another corporation or other legal person, and
immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of
Voting Stock (as that term is hereafter defined) of CIPSCO
immediately prior to such transaction;
               (2)  The Company is merged, consolidated or
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reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or
reorganization less than a majority of the combined voting power of the then outstanding securities of such corporation or person immediately after such transaction are held by CIPSCO or held in the aggregate by the holders of Voting Stock of CIPSCO immediately prior to such transaction;
               (3)  CIPSCO sells all or substantially all of its
assets to any other corporation or other legal person and less than a majority of the combined voting power of the then-
outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting
Stock of CIPSCO immediately prior to such sale;
               (4)  The Company sells all or substantially all of
its assets to any other corporation or other legal person and less than a majority of the combined voting power of the then-
outstanding securities of such corporation or person immediately after such sale are held by CIPSCO or held in the aggregate by the holders of Voting Stock of CIPSCO immediately prior to such sale;
               (5)  There is a report filed on Schedule 13D or
Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term
"beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of
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securities representing 20% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of CIPSCO ("Voting Stock");
               (6)  There is a report filed on Schedule 13D or
Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or
Section 14(d)(2) of the Exchange Act) other than CIPSCO has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors of the
Company ("Company Voting Stock");
               (7)  CIPSCO files a report or proxy statement with
the Securities and Exchange Commission pursuant to the Exchange
Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of CIPSCO has or may have occurred or will or may occur in the future pursuant to any then-existing contract or
transaction;
               (8)  The Company files a report or proxy statement
with the Securities and Exchange Commission pursuant to the
Exchange Act disclosing in response to Form 8-K or Schedule 14A
(or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing
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contract or transaction;
               (9)  If during any period of two consecutive years,
individuals who at the beginning of any such period constitute the
Directors of CIPSCO cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this clause 9 each Director who is first elected, or first nominated for election by CIPSCO's stockholders, by a vote of at least two-
thirds of the Directors of CIPSCO (or a committee thereof) then still in office who were Directors of CIPSCO at the beginning of any such period will be deemed to have been a Director of CIPSCO at the beginning of such period; or
               (10) If during any period of two consecutive years,
individuals who at the beginning of any such period constitute the
Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this clause 10, each Director who is first elected, or first nominated for election by Company's stockholders, by a vote of at least two-thirds of the Directors of the Company (or a committee thereof) then still in office who were Directors of Company at the beginning of any such period will be deemed to have been a
Director of Company at the beginning of such period.
     Notwithstanding the foregoing provisions of subparagraph
4(c)(5), 4(c)(6), 4(c)(7) or 4(c)(8) hereof, unless otherwise determined in a specific case by majority vote of the Board of
Directors of CIPSCO, a "Change in Control" shall not be deemed to have occurred for purposes of this Excess Benefit Plan solely because (i) CIPSCO, (ii) an entity in which CIPSCO directly or
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indirectly beneficially owns 50% or more of the voting securities
(a "Subsidiary"), or (iii) any CIPSCO or Subsidiary-sponsored employee stock ownership plan or any other employee benefit plan of CIPSCO or a Subsidiary, either files or becomes obligated to file a report or a proxy statement under or in response to
Schedule 13D, Schedule 14D-1, Form 8-K or Schedule 14A (or any
successor schedule, form or report or item therein) under the
Exchange Act, disclosing beneficial ownership by it of shares of
Voting Stock or Company Voting Stock, whether in excess of 20% or otherwise, or because CIPSCO or a Subsidiary reports that a Change in Control of the Company or CIPSCO has or may have occurred or will or may occur in the future by reason of such beneficial ownership.
     C.   Amendment and Discontinuance - The Excess Benefit Plan
is expected to continue indefinitely.  However, it may be amended or discontinued at any time by the Board of Directors of the
Company in its sole discretion; provided, however, no such
amendment nor termination of the Excess Benefit Plan shall
adversely affect the rights of any person without his prior
written consent if such person (i) is receiving benefits under the
Excess Benefit Plan, (ii) would be entitled to a benefit under the
Excess Benefit Plan if such person terminated employment
immediately prior to the date of adoption of such amendment or termination, or (iii) is entitled to receive benefits under the
Excess Benefit Plan on account of a prior termination of
employment.
     D.   Financing of Benefits - Benefits payable under the
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Excess Benefit Plan to a participant in the Basic Plan or, in the event of his death, to his Eligible Spouse, shall be paid by the participant's Employer from its general assets.  The payment of benefits under the Excess Benefit Plan represents an unfunded, unsecured obligation of the Employer.  Notwithstanding the
foregoing, nothing in the Excess Benefit Plan shall preclude an
Employer from segregating assets which are intended to be a source for payment of benefits under the Excess Benefit Plan, including by deposit in trust pursuant to one or more trust agreements to which the Employer shall be a party.
     E.   Governing Law - Except as provided by any federal law,
the provisions of the Excess Benefit Plan shall be construed in accordance with and governed by the laws of the State of Illinois.
     F.   Administration - The Excess Benefit Plan shall be
administered by the Committee created under the Basic Plan (the
"Committee").  Unless otherwise expressly provided herein, the
Committee shall have such duties and powers as may be necessary to discharge its duties, including, but not by way of limitation, to construe and interpret the Excess Benefit Plan and determine the amount and time of payment of any benefits hereunder.  The
Committee shall have no power to add to, subtract from or modify any of the terms of the Excess Benefit Plan, or to change or add to any benefits provided under the Excess Benefit Plan, or to waive or fail to apply any requirements of eligibility for a benefit under the Excess Benefit Plan.  Unless otherwise expressly provided herein or unless and to the extent expressly provided otherwise in any trust agreement established to secure amounts
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payable under the Excess Benefit Plan as provided in Article
II.D., the Committee s decision in any matter involving the Excess
Benefit Plan shall be final and binding on all persons.
     G.   Facility of Payment - Whenever and as often as any
person is entitled to payments under the Excess Benefit Plan shall be under a legal disability or, in the sole judgment of the
Committee, shall otherwise be unable to apply such payments to his own best interest and advantage, the Committee, in the exercise of its discretion may direct all or any portion of such payments to be made in any one or more of the following ways: (i) directly to him; (ii) to his legal guardian or conservator; or (iii) to his spouse or to any other person, to be expended for his benefit; and
the decision of the Committee shall in each case be final and binding upon all persons in interest.
     H.   No Guarantee of Employment - Nothing contained in the
Excess Benefit Plan shall be construed as a contract of employment between the Company or its affiliates and any employee, or as a right of any employee, to be continued in the employment of the
Company or its affiliates, or as a limitation of the right of the
Company or its affiliates to discharge any of their employees, with or without cause.
     I.   Participants' Interests Not Transferable - Prior to
payment, the interests of participants under the Excess Benefit
Plan are not in any way subject to their debts or other
obligations and may not be voluntarily or involuntarily sold, transferred, alienated, assigned or encumbered.
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     J.   Plan Administrator - The Company shall be the
"Administrator" under the Excess Benefit Plan for purposes of the
Employee Retirement Income Security Act of 1974, as amended from time to time.
     K.   Claims - The Committee will provide any participant
whose claim for benefits under the Excess Benefit Plan has been fully or partially denied a written notice setting forth the specific reasons for such denial.  Such notice shall state that the participant is entitled to request a review, by the Committee, of the decision denying the claim.
     L.   Successors - An Employer shall require any successor
(whether direct or indirect, by purchase, merger, consolidation, reorganization or otherwise) to all or substantially all of the business and/or assets of the Employer expressly to assume and to agree to perform this Excess Benefit Plan in the same manner and to the same extent the Employer would be required to perform if no such succession had taken place.  This Excess Benefit Plan shall be binding upon and inure to the benefit of the Employer and any successor of or to the Employer, including without limitation any persons acquiring directly or indirectly all or substantially all of the business and/or assets of the Employer whether by sale, merger, consolidation, reorganization or otherwise (and any such successor to the Company shall thereafter be deemed the "Company"
for the purposes of this Excess Benefit Plan) and the heirs, executors and administrators of each participant.
     M.   Vested Benefit - Each participant in the Basic Plan who
is an employee of the Company on December 31, 1993 shall be fully
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vested in his Accrued Benefit under the Excess Benefit Plan as of
December 31, 1993 subject to the terms and conditions of the
Excess Benefit Plan.  For this purpose, "Accrued Benefit" means the amount of monthly benefit to which a participant in the Basic
Plan would be entitled under Article I of the Excess Benefit Plan if he terminated his employment with the Company and its
affiliates as of December 31, 1993.  A participant's Accrued
Benefit shall also include the amount of monthly benefit to which the participant's Eligible Spouse would be entitled following his death.
          IN WITNESS WHEREOF, Central Illinois Public Service
Company has caused this instrument to be executed in its name by its President and its Corporate Seal to be hereunto affixed,
attested by its Secretary, on this     day of       , 1995.
                                        CENTRAL ILLINOIS PUBLIC SERVICE COMPANY

                                        By_____________________________________
                                                       President
ATTEST:
____________________
Assistant Secretary





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